Exhibit 10.11
FIRST AMENDMENT TO THE
AMGEN INC. EXECUTIVE
NONQUALIFIED RETIREMENT PLAN
AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 2009
The Amgen Inc. Executive Nonqualified Retirement Plan as Amended and Restated Effective as of January 1, 2009 (the “Plan”) is hereby amended effective as of July 21, 2010 as follows:
Subsection 1.2(u) of the Plan is amended by deleting it in its entirety and replacing it with the following:
(u)	“Retirement Date” shall have the following meaning under the Plan:
(i)	For purposes of Section 4.3 of the Plan, Retirement Date shall mean the date upon which a Participant completes 10 years of active employment with the Company and attains age fifty-five (55).
(ii)	For all other purposes of the Plan, Retirement Date shall mean the date upon which a Participant completes 10 years of active employment with the Company and attains age sixty (60).
To record this Amendment to the Plan as set forth herein, Amgen Inc. has caused its authorized officer to execute this document this 29th day of July 2010.

AMGEN INC.
By:	/s/ Brian McNamee
Brian McNamee
Senior Vice President, Human Resources